UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	6/30

Date of reporting period:	12/31/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

IMS Capital Value Fund

IMS Strategic Income Fund

 IMS Dividend Growth Fund

Semi-Annual Report

December 31, 2009

Fund Advisor:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

Toll Free (800) 934-5550

IMS Family of Funds

Management’s Discussion and Analysis

Dear Fellow Shareholders:

We are pleased to present the IMS Family of Funds Semi-Annual Report for the six months ended December 31, 2009. This report contains a recap of the market conditions that served as the backdrop for the IMS Funds as well as a discussion of the investment strategies used to generate the Funds’ returns. We encourage you to read this report carefully and contact us if you have any questions. Last year at this time, the economy was stalled and stocks, as measured by the S & P 500 Index, were in a free fall. Yet, after bottoming in March, stocks went on to notch their second best year in a decade, posting full year gains of more than 25%. Those who lost their nerve and got out near the lows last March, missed the 67% gain over the next nine months. We urged investors all year, to remain committed to stocks, in order to insure participation in any significant rally. We warned that it was too risky to be out of the market for any length of time, and that was good advice. Now that we have transitioned from a bear to a bull market, and now that the market averages are once again charging ahead, the question becomes – how long does the typical bull market last? The average bull market since 1942 has lasted 4 ½ years and has gained an average of 149%. We are currently about 9 months into this bull market cycle. If history is any indication of what we should expect, this market probably has several good years ahead. For example, it would need to rise nearly 50% from here, just to match the average bull market percentage gain since 1942. While there are certainly no guarantees, we believe the market could easily exceed past averages for both length and percentage gain, simply because the recent bear market was record-setting in terms of its percentage loss. We thank you for your patience and loyalty. We greatly appreciate your business. Please be reminded that we are invested right along side you. We have 100% of our company retirement plan invested in the IMS Family of Funds and each of our partners and all of our key employees have a significant portion of their liquid net worth in the IMS Family of Funds. Our focus remains unchanged, to uncover undervalued opportunities that will help you, our fellow shareholders, build wealth wisely.

Sincerely,

Carl W. Marker
Founder, President & Chief Investment Officer
IMS Capital Management

Past performance is no guarantee of future results. The general market views expressed in this report reflect the opinions of IMS Capital Management and are not intended to predict or forecast the performance of any securities market, index or fund mentioned. Information that specifically applies to the IMS Funds is contained in the following pages.

IMS Capital Value Fund

Management’s Discussion and Analysis

Dear Shareholders,

The IMS Capital Value Fund returned +21.61% for 6 months ended December 31, 2009. The broad market, as measured by the S & P 500 Index, returned +22.57% over the same period. In March of 2009, the market finally began to pull out of the vicious, year and a half old bear market that had begun in October of 2007. By the end of 2009, the markets had posted their second best year of the decade.

The Fund is positioned to capitalize on a strengthening economy, especially as it benefits the housing sector. We believe that the powerful driving forces of immigrants coming to the U.S. and the relentless internal U.S. population growth have steadily increased the need for housing throughout the past recession, even as the supply of new homes has been steadily decreasing. This may ultimately create a supply/demand imbalance, leading to higher home prices and increased lending activity. We see this scenario playing out in conjunction with an improving economy, which several key indicators, not the least being the U.S. stock market, suggest a recovery may be well underway.

Holdings in the Fund that we expect to benefit include homebuilders Toll Brothers (TOL), Meritage (MTH) and MDC Holdings (MDC); title insurer First American Title (FAF) and credit reporting agency Equifax (EFX). The banks also stand to benefit; however we have reduced our exposure in this area as we feel it may still be too early with foreclosures still on the rise.

While our positions in banks and the companies above that are dependent on a recovery in the housing sector held back the Fund’s returns in 2009, we feel they will be catalysts for positive results in 2010. We continue to apply our investment discipline consistently over time which centers around these basic tenets:

1.	High quality, mid-sized companies between $1 and $15 billion in total market capitalization, in attractive industries.
2.	Companies that are both historically undervalued and seasoned, meaning that they have been down for a while and have had a chance to stage a turn around.
3.	Companies that are exhibiting signs of positive momentum either in their stock price, sales or earnings.

We thank you for your investment in the IMS Capital Value Fund. We will continue to invest right along side you and look for value, as we seek to build wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The S&P Mid-Cap 400 Index, Russell Mid-Cap Value Index and S&P 500 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 31, 1999 and held through December 31, 2009. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period.THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund

Management’s Discussion and Analysis

Dear Shareholders,

The IMS Strategic Income Fund returned +32.45% for the 2009 calendar year and +29.16% during the six-month period ending December 31, 2009. The Fund is designed to produce higher current income, increased diversification and lower volatility than a typical all-stock portfolio.

In terms of higher income, the Fund has a paid a dividend every month since its November 2002 inception and the 12-month current yield, as of 12/31/2009 was 9.21%. The fund has produced a very reliable stream of monthly income for over 7 years now.

In terms of increased diversification, the majority of the Fund’s assets are invested in bonds, however, it also owns dividend-paying common stocks, preferred stocks and REITs.

In terms of lower volatility, the Fund has not met our expectations over the past two years. In 2008 and in 2009, the Fund was only slightly less volatile, both on the up and the down side, than the broad stock market. There were several somewhat rare and unique conditions that combined to produce the Fund’s past volatility, that we do not expect to continue and combined with the adjustments we have made to the portfolio, we expect volatility to decrease going forward.

Our goal with this strategy is to provide a reliable stream of monthly income which, on average, exceeds that of CDs, money market accounts or investment grade bond funds. We also seek to have less exposure to rising interest rates than a typical bond fund by investing in shorter term bonds and other income-producing securities such as dividend-paying stocks, preferred stocks and REITs.

As we look to the future, we do not anticipate a significant rise in interest rates over the next year. However, as the economy builds up steam over the years to come, the historically low rates that we currently enjoy will eventually begin to increase. We have positioned the Fund accordingly. We seek to balance the Fund’s goal of delivering high current income with relatively lower volatility, by investing in securities that we believe will prosper in the prevailing economic and interest rate environment. As with any investment strategy, there are no guarantees; however, believe confident that you will be handsomely rewarded by a continued investment in the IMS Strategic Income Fund.

Thank you for investment in the IMS Strategic Income Fund.

Sincerely,

Carl Marker

Portfolio Manager

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Barclays Capital Aggregate Bond Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of fixed income prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper classification represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2009. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Dividend Growth Fund

Management’s Discussion and Analysis

Dear Shareholders,

The IMS Dividend Growth Fund returned +21.28% for the 2009 calendar year and +16.67% for the six-month period ending December 31, 2009. The Fund also recently completed its first full quarter with the dividend growth strategy in place. For the full quarterly period ended December 31, 2009 the Fund returned +6.03%.

The strategy of the Fund is to invest in high quality stocks with dividend yields and dividend growth rates that exceed the average of the S&P 500 Index. We look for opportunities across the board, selecting from both growth and value stocks as well as large cap, mid cap, small cap and international stocks. We focus on companies with stable and growing dividends, as well as low debt, high return on equity and significant cash flow. We believe that dividend stocks as group are naturally more defensive and tend to hold up better in down markets than non-dividend paying stocks. We tend to hold between 40 and 50 companies that have a proven history of raising their dividends every year or almost every year, for at least a decade.

The Fund’s 3 portfolio managers have an average of 14 years experience, and possess a combined 42 years of portfolio management experience. We believe this Fund provides a unique type of diversification given its focus on financially strong, naturally defensive, dividend paying stocks from so many different investment styles, market capitalizations and geographic locations.

Currently the Fund allocation based on market capitalization is 63.5% large cap, 20.3% mid cap and 16.2% small cap. The Fund’s geographic allocation is 80.1% domestic and 19.9% international. Growth stocks make up about 60% of the holdings while value stocks make about 38%. 2% of the Fund in invested in a bond that matures in May of 2010.

.

We believe that our strategy of investing in companies that pay steady and rising dividends can provide above average returns, higher income and reduced volatility than a typical stock fund. We appreciate your investment along side us in the IMS Dividend Growth Fund.

Thank you for your investment in the IMS Dividend Growth Fund.

Sincerely,

Carl W. Marker	Cameron Martin	Read Weaver, CFA-L3 Candidate

Portfolio Managers

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Fund changed its benchmark to the S&P 500 Index to reflect the change in the Fund’s investment strategy. The S&P 500 Index (“S&P”) and Dow Jones U.S. Moderate Relative Risk Index (“DJ”) are unmanaged benchmarks that assume reinvestment of all distributions and excludes the effect of taxes and fees. The S&P Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The DJ Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** The Lipper classification represents a simple average of all funds within a given Lipper classification.

The chart above assumes an initial investment of $10,000 made on November 5, 2002 (commencement of Fund operations) and held through December 31, 2009. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Fund Holdings– (Unaudited)

1As a percent of net assets.

The Capital Value Fund invests primarily in the common stocks of mid-sized U.S. companies generally having a total market capitalization of $1 billion to $15 billion.

1As a percent of net assets.

The Strategic Income Fund’s advisor, IMS Capital Management, Inc., has the flexibility to invest in a broad range of fixed income and equity securities that produce current income.

Fund Holdings– (Unaudited) - continued

1As a percent of net assets. The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s advisor, IMS Capital Management, employs a selection process designed to include small-, mid- and large-cap companies with dividend yields and dividend growth rates that exceed the average of the S&P 500 Index.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses– (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual Expenses

The first line of the table on page 14 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Expenses Paid
IMS Funds	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2009 -
	July 1, 2009	December 31, 2009	December 31, 2009

Capital Value Fund

Actual	$ 1,000.00	$ 1,216.10	$ 10.09

Hypothetical**	$ 1,000.00	$ 1,016.10	$ 9.18

Strategic Income Fund

Actual	$ 1,000.00	$ 1,291.56	$ 11.84

Hypothetical**	$ 1,000.00	$ 1,014.87	$ 10.41

Dividend Growth Fund

Actual	$ 1,000.00	$ 1,166.74	$ 14.08

Hypothetical**	$ 1,000.00	$ 1,012.21	$ 13.07

* Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 1.81%, 2.05%, and 2.58%, respectively.

** Assumes a 5% annual return before expenses.

IMS Capital Value Fund
Schedule of Investments
December 31, 2009 (Unaudited)

Common Stocks - 97.06%	Shares	Value

Agricultural Chemicals - 1.62%
Scotts Miracle-Gro Co. - Class A	31,500	$ 1,238,265

Banks & Financial Services - 10.89%
Ameriprise Financial, Inc.	32,000	1,242,240
Astoria Financial Corp.	67,000	832,810
Federated Investors, Inc. - Class B	53,400	1,468,500
Northern Trust Corp.	30,500	1,598,200
Paychex, Inc.	48,300	1,479,912
SEI Investments Co.	96,200	1,685,424
		8,307,086

Biological Products - 2.71%
Biogen Idec, Inc. (a)	38,600	2,065,100

Bituminous Coal & Lignite Surface Mining - 2.56%
Massey Energy Co.	46,500	1,953,465

Builders - 6.71%
Granite Construction, Inc.
M.D.C. Holdings, Inc.	44,200	1,371,968
Meritage Homes Corp. (a)	97,300	1,880,809
Toll Brothers, Inc. (a)	99,400	1,869,714
		5,122,491

Communications & Communications Equipment- 4.76%
CenturyTel, Inc.	57,800	2,092,938
L-3 Communications Holdings, Inc.	17,700	1,539,015
		3,631,953

Computer Related Services & Equipment - 16.58%
Check Point Software Technologies, Ltd. (a)	75,700	2,564,716
Citrix Systems, Inc. (a)	60,150	2,502,842
Computer Sciences Corp. (a)	40,900	2,352,977
Intuit, Inc. (a)	77,500	2,380,025
United Online, Inc.	207,400	1,491,206
VeriSign, Inc. (a)	56,000	1,357,440
		12,649,206

Drilling Oil & Gas Wells - 2.54%
Helmerich & Payne, Inc.	48,600	1,938,168

Electrical Components - 2.00%
Avnet, Inc. (a)	50,500	1,523,080

Food & Beverage - 5.88%
Del Monte Foods Co.	97,900	1,110,186
J.M. Smucker Co. / The	30,300	1,871,025
Tyson Foods, Inc. - Class A	122,600	1,504,302
		4,485,513

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Schedule of Investments - (continued)
December 31, 2009 (Unaudited)

Common Stocks - 97.06% - continued	Shares	Value

Healthcare - 3.40%
Gentiva Health Services, Inc. (a)	38,700	$ 1,045,287
Hill-Rom Holdings, Inc.	64,700	1,552,153
		2,597,440

Insurance - 7.26%
Aon Corp.	49,100	1,882,494
First American Corp.	61,100	2,023,021
HCC Insurance Holdings, Inc.	58,300	1,630,651
		5,536,166

Miscellaneous Manufacturing Industries - 1.60%
Hillenbrand, Inc.	64,700	1,218,948

Personal Services - 7.33%
Equifax, Inc.	69,200	2,137,588
Iron Mountain, Inc. (a)	51,700	1,176,692
Service Corporation International	278,700	2,282,553
		5,596,833

Pharmaceutical Goods - 6.23%
King Pharmaceuticals, Inc. (a)	186,700	2,290,809
Watson Pharmaceuticals, Inc. (a)	62,200	2,463,742
		4,754,551

Plastic Products - 1.59%
Newell Rubbermaid, Inc.	81,000	1,215,810

Radio Telephone Communications - 2.65%
NII Holdings, Inc. (a)	60,300	2,024,874

Restaurants - 1.63%
Jack in the Box, Inc. (a)	63,400	1,247,078

Retail - 4.16%
Tractor Supply Co. (a)	37,500	1,986,000
Safeway, Inc.	55,800	1,187,982
		3,173,982

Utility - 2.39%
TECO Energy, Inc.	112,400	1,823,128

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 2.57%
Patterson Companies, Inc. (a)	70,000	1,958,600

TOTAL COMMON STOCKS (Cost $68,971,563)		74,061,737

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Schedule of Investments - (continued)
December 31, 2009 (Unaudited)

Real Estate Investment Trusts - 2.46%	Shares	Value

Mid-America Apartment Communities, Inc.	38,900	$ 1,878,092

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,937,456)		1,878,092

TOTAL INVESTMENTS (Cost $70,909,019) - 99.52%		$ 75,939,829

Cash & other assets less liabilities - 0.48%		363,731

TOTAL NET ASSETS - 100.00%		$ 76,303,560

(a) Non-income producing.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments
December 31, 2009 (Unaudited)

Common Stocks - 27.87%	Shares	Value

Banks & Financial Services - 1.52%
Bank of Nova Scotia	13,400	$ 626,316

Cigarettes - 5.57%
Altria Group, Inc.	30,900	606,567
Lorillard, Inc.	7,600	609,748
Phillip Morris International, Inc.	12,400	597,556
Vector Group, Ltd.	34,650	485,100
		2,298,971

Communications - 2.27%
Charter Communications, Inc. - Class A (a)	9,379	332,954
Windstream Corp.	55,000	604,450
		937,404

Electric - Integrated - 4.39%
DTE Energy Co.	14,000	610,260
Xcel Energy, Inc.	28,100	596,563
PG&E Corp.	13,500	602,775
		1,809,598

Food & Beverage - 5.84%
Hershey Co. / The	16,200	579,798
H.J. Heinz Co.	14,200	607,192
Holdco (a) (h) (j)	14,706	7,353
Kraft Foods, Inc. - Class A	22,500	611,550
Sysco Corp.	21,600	603,504
		2,409,397

Gas - Distribution - 2.96%
Nicor, Inc.	14,200	597,820
Piedmont Natural Gas Co., Inc.	23,300	623,275
		1,221,095

Miscellaneous Manufacturing Industries - 1.42%
Hillenbrand, Inc.	31,100	585,924

Oil Refining - 1.18%
Sunoco, Inc.	18,600	485,460

Recreation - 0.00%
Bally Total Fitness Holdings Corp. (a) (h) (j)	283	-

Restaurants - 1.44%
McDonald's Corp.	9,500	593,180

Retail - 1.28%
Foot Locker, Inc.	47,400	528,036

TOTAL COMMON STOCKS (Cost $11,885,354)		11,495,381
*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - (continued)
December 31, 2009 (Unaudited)

Real Estate Investment Trusts - 4.92%	Shares	Value

Annaly Capital Management, Inc.	44,400	$ 770,340
HCP, Inc.	19,700	601,638
Senior Housing Properties Trust	30,000	656,100

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,780,109)		2,028,078

Preferred Securities - 10.25%

Preferred Securities - 7.19%
Comcast Corp., - Series B, 7.000%	23,700	593,448
Holdco - Series A, 10.000% (a) (h) (j)	147	147,000
KeyCorp Capital X, 8.000%	24,000	532,800
MetLife, Inc., - Series B, 6.500%	30,000	720,000
Public Storage - Series E, 6.750%	12,310	284,977
Western United Holding - Series A, 6.260% (a) (b) (h)	74,836	688,491
		2,966,716

Convertible Preferred Securities - 3.06%
Archer-Daniels-Midland Co., 6.25%	12,700	553,847
Chesapeake Energy Corp., 4.500%	8,400	707,700
		1,261,547

TOTAL PREFERRED SECURITIES (Cost $5,848,315)		4,228,263

Income Trusts - 1.41%

Oil Royalty Trusts - 1.41%
Penn West Energy Trust	33,017	581,099

TOTAL INCOME TRUSTS (Cost $867,099)		581,099

Closed-End Mutual Funds - 1.49%

BlackRock Floating Rate Income Strategies Fund, Inc.	43,242	615,334

TOTAL CLOSED-END MUTUAL FUNDS (Cost $686,563)		615,334

Money Market Securities - 3.52%

Federated Prime Obligations Fund - Institutional Shares, 0.11% (e)	1,451,788	1,451,788

TOTAL MONEY MARKET SECURITIES (Cost $1,451,788)		1,451,788

Warrants - 0.00%

Bally Total Fitness Holdings Corp. (a) (h) (j)	646	-

TOTAL WARRANTS (Cost $0)		-
*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - (continued)
December 31, 2009 (Unaudited)

	Principal
Corporate Bonds - 42.86%	Amount	Value

Altria Group, Inc., 9.950%, 11/10/2038	$ 600,000	$ 784,329
American Airlines, Inc., Series 91C2, 9.730%, 09/29/2014 (c) (h)	1,252,692	952,046
American International Group, Inc., 9.000%, 02/28/2028 (e) (h)	1,000,000	850,000
Bridgemill Finance, LLC, 8.000%, 07/15/2017 (f) (h)	1,400,000	1,120,000
Building Materials Corp., 7.750%, 08/01/2014	450,000	447,750
CNA Financial Corp., 7.350%, 11/15/2019	600,000	601,742
Deere & Co., 5.375%, 10/16/2029	700,000	700,785
Forster Drilling Corp., 10.000%, 01/15/2013 (d) (f) (h)	910,000	691,600
General Electric Capital Corp., 6.875%, 01/10/2039	600,000	621,589
Lehman Brothers Holdings, 8.500%, 05/23/2022 (d)	1,000,000	200,000
Leiner Health Products, Inc., 11.000%, 06/01/2012 (d)	1,500,000	2,025
Lucent Technologies, Inc., 6.450%, 03/15/2029	2,000,000	1,442,500
Mercer International, Inc., 9.250%, 02/15/2013	1,250,000	1,028,125
MGM Mirage, Inc., 13.000%, 11/15/2013	600,000	691,500
North Atlantic Trading Co., Inc., 10.000%, 03/01/2012 (f)	2,000,000	1,550,000
O&G Leasing, LLC, 10.500%, 09/15/2013 (f) (h)	1,530,000	1,315,800
Peabody Energy Corp., 7.875%, 11/01/2026	600,000	612,750
Plaza Land Condo Association, Inc., 8.000%, 10/15/2026 (d) (f) (h)	420,000	252,000
Ply Gem Industries, Inc., 9.000%, 02/15/2012	1,000,000	845,000
Reinsurance Group of America, 6.450%, 11/15/2019	400,000	399,407
Reynolds American, Inc., 7.625%, 06/01/2016	600,000	654,940
State Street Capital Trust, 8.250%, 03/15/2042 (e)	600,000	614,886
Wise Metals Group, LLC, 10.250%, 05/15/2012	1,000,000	766,250
Zions Bancorp, 7.750%, 09/23/2014	600,000	530,001

TOTAL CORPORATE BONDS (Cost $22,106,190)		17,675,025

Reverse Convertible Notes - 2.82%

Royal Bank of Canada, 12.000%, 04/30/2010
convertible to JPMorgan Chase	600,000	585,180
Royal Bank of Canada, 11.500%, 04/30/2010
convertible to US Bancorp	600,000	579,600

TOTAL REVERSE CONVERTIBLE NOTES (Cost $1,200,000)		1,164,780

Foreign Bonds Denominated in US Dollars - 5.90%

AES Dominicana Energia Finance S.A., 11.000%, 12/13/2015 (f)	863,000	850,055
BSP Finance BV, 10.750%, 11/01/2011	600,000	433,140
New Asat (Finance), Ltd., 9.250%, 02/01/2011 (d) (h)	1,500,000	51,000
Rabobank Netherland, 11.000% (e) (f) (i)	500,000	611,320
Royal Caribbean Cruises, 7.250%, 06/15/2016	500,000	485,625

TOTAL FOREIGN BONDS DENOMINATED
IN US DOLLARS (Cost $3,979,718)		2,431,140

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Schedule of Investments - (continued)
December 31, 2009 (Unaudited)

	Principal
Certificates of Deposit - 0.12%	Amount	Value

Summit Securities CD, 8.500%, 11/29/2007 (a) (g) (h)	$ 250,000	$ 22,575
Summit Securities CD, 8.500%, 12/26/2007 (a) (g) (h)	300,000	27,090

TOTAL CERTIFICATES OF DEPOSIT (Cost $483,922)		49,665

TOTAL INVESTMENTS (Cost $50,289,058) - 101.16%		$ 41,720,553

Liabilities in excess of other assets - (1.16)%		(477,045)

TOTAL NET ASSETS - 100.00%		$ 41,243,508

(a) Non-income producing.
(b) As of December 31, 2009, subsidiary companies have filed bankruptcy.
(c) Asset-backed security.
(d) Issue is in default.
(e) Variable rate security; the rate shown represents the rate at December 31, 2009.
(f) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(g) As of December 31, 2009, company has filed bankruptcy. All interest and principal payments have been halted
(h) This security is currently valued according to fair value procedures approved by the Trust.
(i) Perpetual Bond - the bond has no maturity date.
(j) Security received as part of bond reorganization.
*See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Schedule of Investments
December 31, 2009 (Unaudited)

Common Stocks - 91.73%	Shares	Value

Apparel Manufacturers - 2.23%
VF Corp.	3,282	$ 240,374

Banks & Financial Services - 7.73%
Bank of Nova Scotia	6,112	285,675
Federated Investors, Inc. - Class B	9,950	273,625
Paychex, Inc.	8,877	271,991
		831,291

Biological Products - 2.41%
Meridian Bioscience, Inc.	12,025	259,139

Cellular Telecommunications - 4.52%
China Mobile, Ltd. (a)	5,239	243,247
Vodafone Group plc (a)	10,511	242,699
		485,946

Coatings/Paint - 2.65%
RPM International, Inc.	14,023	285,088

Computer Related Services & Equipment - 4.92%
Diebold, Inc.	8,299	236,107
Intel Corp.	14,383	293,413
		529,520

Cosmetics & Toiletries - 2.38%
Procter & Gamble Co./The	4,219	255,798

Diversified Manufacturing Operations - 2.77%
Crane Co.	9,727	297,841

Diversified Minerals - 2.35%
BHP Billiton, Ltd. (a)	3,298	252,561

Electric Components - 9.59%
Alliant Energy Corp.	7,801	236,058
Emerson Electric Co.	5,967	254,194
FirstEnergy Corp.	5,652	262,535
Integrys Energy Group, Inc.	6,650	279,233
		1,032,020

Food & Beverage - 5.11%
Coca-Cola Co/The	4,681	266,817
Sysco Corp.	10,116	282,641
		549,458

Insurance - 2.71%
First American Corp.	8,792	291,103

*See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Schedule of Investments - (continued)
December 31, 2009 (Unaudited)

Common Stocks - 91.73% - continued	Shares	Value

Oil Companies - 9.42%
BP plc (a)	4,881	$ 282,952
Chevron Corp.	3,264	251,295
Marathon Oil Corp.	7,221	225,440
Royal Dutch Shell PLC (a)	4,231	254,325
		1,014,012

Pharmaceutical Goods - 13.06%
Abbott Laboratories	5,552	299,752
Eli Lilly & Co.	7,859	280,645
GlaxoSmithKline plc (a)	5,839	246,698
Johnson & Johnson	4,563	293,903
Pfizer, Inc.	15,650	284,673
		1,405,671

Restaurants - 2.59%
McDonald's Corp.	4,465	278,795

Retail - 2.62%
Wal-Mart Stores, Inc.	5,269	281,628

Semiconductors - 2.44%
Linear Technology Corp.	8,592	262,400

Steel Producers - 2.68%
Carpenter Technology Corp.	10,713	288,715

Telephone - Integrated - 4.92%
CenturyTel, Inc.	7,083	256,475
Verizon Communications, Inc.	8,252	273,389
		529,864

Transport - Rail - 2.18%
Norfolk Southern Corp.	4,479	234,789

Wireless Equipment - 2.45%
Nokia Corp. (a)	20,525	263,746

TOTAL COMMON STOCKS (Cost $9,094,991)		9,869,759

Real Estate Investment Trusts - 2.79%

Senior Housing Properties Trust	13,716	299,969

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $271,948)		299,969

Money Market Securities - 1.41%

Federated Prime Obligations Fund - Institutional Shares, 0.11% (b)	151,753	151,753

TOTAL MONEY MARKET SECURITIES (Cost $151,753)		151,753

*See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Schedule of Investments - (continued)
December 31, 2009 (Unaudited)

	Principal
Corporate Bonds - 2.20%	Amount	Value

Evergreen International Aviation, Inc., 12.000%, 05/15/2010 (c)	$ 260,000	$ 236,600
Leiner Health Products, Inc., 11.000%, 06/01/2012 (d)	200,000	270

TOTAL CORPORATE BONDS (Cost $455,041)		236,870

TOTAL INVESTMENTS (Cost $9,973,733) - 98.13%		$ 10,558,351

Other assets less liabilities - 1.87%		201,515

TOTAL NET ASSETS - 100.00%		$ 10,759,866

(a) American Depositary Receipt.
(b) Variable rate security; the rate shown represents the coupon at September 30, 2009.
(c) This security is currently valued according to fair value procedures approved by the Trust.
(d) Issue is in default.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds
Statements of Assets and Liabilities
December 31, 2009 (Unaudited)

	IMS Capital	IMS Strategic	IMS Dividend
	Value Fund	Income Fund	Growth Fund

Assets
Investments in securities:
At cost	$ 70,909,019	$ 50,289,058	$ 9,973,733
At value	$ 75,939,829	$ 41,720,553	$ 10,558,351

Dividends receivable	44,090	173,577	17,389
Receivable for Fund shares purchased	536	2,000	59,750
Receivable for investments sold	774,895	15,224	144,205
Prepaid expenses	8,743	7,227	4,791
Interest receivable	95	518,489	4,007
Total assets	76,768,188	42,437,070	10,788,493

Liabilities
Payable to Advisor (a)	77,827	44,018	11,512
Accrued expenses	3,473	2,283	4,023
Payable to administrator	31,281	10,953	2,421
Payable to trustees and officers	1,103	1,331	1,337
Payable to custodian	1,308	1,526	199
Payable to custodian (overdraft)	337,192	-	-
Payable for Fund shares redeemed	12,444	10,740	9,135
Payable for investments purchased	-	1,122,711	-
Total liabilities	464,628	1,193,562	28,627

Net Assets	$ 76,303,560	$ 41,243,508	$ 10,759,866

Net Assets consist of:
Paid in capital	$ 96,897,815	$ 84,356,273	$ 15,118,719
Accumulated undistributed net investment income (loss)	(122,153)	(92,777)	(6,380)
Accumulated net realized gain (loss) on investments	(25,502,912)	(34,451,483)	(4,937,091)
Net unrealized appreciation (depreciation)
on investments and currency translation	5,030,810	(8,568,505)	584,618

Net Assets	$ 76,303,560	$ 41,243,508	$ 10,759,866

Shares outstanding	5,623,723	6,255,483	1,254,710
(unlimited number of shares authorized)

Net asset value and offering
price per share	$ 13.57	$ 6.59	$ 8.58

Redemption price per share (b)	$ 13.50	$ 6.56	$ 8.54

(a) See Note 4 in the Notes to the Financial Statements.
(b) The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds
Statements of Operations
For the Six Months Ended December 31, 2009 (Unaudited)

	IMS Capital	IMS Strategic	IMS Dividend
	Value Fund	Income Fund	Growth Fund

Investment Income
Dividend income (net of foreign withholding tax of $0,
$16,999, and $1,859, respectively)	$ 584,823	$ 1,228,786	$ 139,224
Interest income	512	1,008,273	27,666
Total Income	585,335	2,237,059	166,890

Expenses
Investment Advisor fees (a)	474,184	244,294	66,183
Administration expenses	106,299	56,432	16,245
Out-of-pocket expenses	43,293	19,193	15,435
Legal expenses	22,635	16,714	13,305
Custodian expenses	22,631	14,930	2,047
Registration expenses	9,718	11,723	2,694
Audit expenses	6,805	14,001	6,863
Printing expenses	5,535	3,693	516
Insurance expenses	4,925	2,913	564
Trustee expenses	4,601	4,596	4,666
CCO expenses	3,687	3,825	3,812
Pricing expenses	2,372	4,116	1,911
Miscellaneous expenses	1,133	1,133	1,133
Net expenses	707,818	397,563	135,374
Net Investment Income (Loss)	(122,483)	1,839,496	31,516

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	(2,582,402)	(1,480,838)	(893,283)
Change in unrealized appreciation (depreciation)
on investment securities	17,871,673	9,313,161	2,447,345
Net realized and unrealized gain (loss)
on investment securities	15,289,271	7,832,323	1,554,062
Net Increase (Decrease) in Net Assets Resulting
from Operations	$ 15,166,788	$ 9,671,819	$ 1,585,578

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Statement of Cash Flows
For the Six Months Ended December 31, 2009 (Unauditd)

Increase/ (Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$9,671,819

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Accretion of discount/Amortization of premium, net	(44,918)
Purchase of investment securities	(79,587,878)
Proceeds from disposition of long term securities	80,276,579
Purchase of short term securities, net	(1,451,788)
Decrease in dividends and interest receivable	67,185
Decrease in receivable for investments sold	3,109,563
Decrease in prepaid expenses	3,226
Increase in payable to advisor	8,649
Decrease in accrued expenses and expenses payable	(21,418)
Decrease in payable for investments purchased	(1,840,556)
Net realized loss on investment securities	1,480,838
Change in unrealized appreciation (depreciation) on investments	(9,313,161)
Net cash provided by operating activities	2,358,140

Cash flows from financing activities:
Proceeds from shares purchased	4,284,943
Amount paid for shares redeemed	(6,415,506)
Cash distributions paid	(174,252)
Decrease in custodian overdraft	(53,325)
Net cash used in financing activities	(2,358,140)
Net change in cash	$ -

Cash balance at June 30, 2009	$ -
Cash balance at December 31, 2009	$ -

*Non cash financing activities not included herein consist of reinvestment of dividends of $1,578,670.

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Statements of Changes in Net Assets

	Six Months ended
	December 31, 2009	Year ended
	(Unaudited)	June 30, 2009
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ (122,483)	$ 286,802
Net realized gain (loss) on investment securities	(2,582,402)	(22,920,511)
Change in unrealized appreciation (depreciation) on
investment securities	17,871,673	(15,622,804)
Net increase (decrease) in net assets resulting from operations	15,166,788	(38,256,513)

Distributions
From net investment income	(286,472)	-
From net realized gain	-	(10,699,369)
Total distributions	(286,472)	(10,699,369)

Capital Share Transactions
Proceeds from shares purchased	2,657,143	9,353,204
Reinvestment of distributions	283,163	10,402,145
Amount paid for shares redeemed	(15,593,355)	(31,531,863)
Proceeds from redemption fees	102	3,273
Net increase (decrease) in net assets resulting
from share transactions	(12,652,947)	(11,773,241)
Total Increase (Decrease) in Net Assets	2,227,369	(60,729,123)

Net Assets
Beginning of period	74,076,191	134,805,314

End of period	$ 76,303,560	$ 74,076,191

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$ (122,153)	$ 286,802

Capital Share Transactions
Shares purchased	214,275	741,012
Shares issued in reinvestment of distributions	20,639	980,410
Shares redeemed	(1,227,749)	(2,485,862)

Net increase (decrease) in capital shares	(992,835)	(764,440)

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Statements of Changes in Net Assets

	Six Months ended
	December 31, 2009	Year ended
	(Unaudited)	June 30, 2009
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ 1,839,496	$ 5,071,594
Net realized gain (loss) on investment securities	(1,480,838)	(28,166,373)
Net realized gain (loss) on the translation of foreign currencies	-	(179,351)
Change in unrealized appreciation (depreciation)
on investment securities	9,313,161	(706,493)
Net increase (decrease) in net assets resulting from operations	9,671,819	(23,980,623)

Distributions
From net investment income	(1,752,922)	(5,206,726)
From net realized gain	-	-
Tax return of capital	-	(64,566)
Total distributions	(1,752,922)	(5,271,292)

Capital Share Transactions
Proceeds from shares purchased	4,284,943	3,869,066
Reinvestment of distributions	1,578,670	4,866,694
Amount paid for shares redeemed	(6,415,631)	(27,589,707)
Proceeds from redemption fees	125	1,694
Net increase (decrease) in net assets resulting
from share transactions	(551,893)	(18,852,253)
Total Increase (Decrease) in Net Assets	7,367,004	(48,104,168)

Net Assets
Beginning of period	33,876,504	81,980,672

End of period	$ 41,243,508	$ 33,876,504

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$ (92,777)	$ (179,351)

Capital Share Transactions
Shares purchased	690,873	627,293
Shares issued in reinvestment of distributions	257,824	793,510
Shares redeemed	(1,042,136)	(4,306,677)

Net increase (decrease) in capital shares	(93,439)	(2,885,874)

*See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Statements of Changes in Net Assets

	Six Months ended
	December 31, 2009	Year ended
	(Unaudited)	June 30, 2009
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$ 31,516	$ 79,586
Net realized gain (loss) on investment securities	(893,283)	(4,038,220)
Change in unrealized appreciation (depreciation) on
investment securities	2,447,345	(872,050)
Net increase (decrease) in net assets resulting from operations	1,585,578	(4,830,684)

Distributions
From net investment income	(37,896)	(277,561)
From net realized gain	-	(939,361)
Tax return of capital	-	(3,350)
Total distributions	(37,896)	(1,220,272)

Capital Share Transactions
Proceeds from shares purchased	3,099,698	1,172,516
Reinvestment of distributions	37,865	1,219,257
Amount paid for shares redeemed	(4,287,940)	(4,101,630)
Proceeds from redemption fees	449	218
Net increase (decrease) in net assets resulting
from share transactions	(1,149,928)	(1,709,639)
Total Increase (Decrease) in Net Assets	397,754	(7,760,595)

Net Assets
Beginning of period	10,362,112	18,122,707

End of period	$ 10,759,866	$ 10,362,112

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$ (6,380)	$ -

Capital Share Transactions
Shares purchased	376,613	160,250
Shares issued in reinvestment of distributions	4,492	177,476
Shares redeemed	(529,889)	(539,648)

Net increase (decrease) in capital shares	(148,784)	(201,922)

*See accompanying notes which are an integral part of these financial statements.

IMS Capital Value Fund
Financial Highlights
For a Fund share outstanding throughout each period

	Six Months ended		For the fiscal years ended June 30,
	December 31, 2009
	(Unaudited)		2009	2008		2007	2006	2005

Selected Per Share Data
Net asset value, beginning of period	$ 11.20		$ 18.26	$ 22.83		$ 19.73	$ 18.50	$ 17.95

Income from investment operations
Net investment income (loss)	(0.01)		0.04	(0.02)		(0.02)	(0.02)	(0.06)
Net realized and unrealized gain (loss)
on investments	2.43		(5.46)	(3.62)		3.79	2.33	1.58
Total from investment operations	2.42		(5.42)	(3.64)		3.77	2.31	1.52

Less Distributions to shareholders:
From net investment income	(0.05)		-	-		-	-	-
From net realized gain	-		(1.64)	(0.93)		(0.67)	(1.08)	(0.97)
Total distributions	(0.05)		(1.64)	(0.93)		(0.67)	(1.08)	(0.97)

Paid in capital from redemption fees (a)	-		-	-		-	-	-

Net asset value, end of period	$ 13.57		$ 11.20	$ 18.26		$ 22.83	$ 19.73	$ 18.50

Total Return (b)	21.61%	(d)	-29.20%	-16.18%		19.53%	12.72%	8.66%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 76,304		$ 74,076	$134,805		$193,243	$165,562	$ 91,373
Ratio of expenses to average net assets	1.81%	(e)	1.67%	1.51%	(c)	1.48%	1.48%	1.50%
Ratio of expenses to average net assets
before waiver & reimbursement	1.81%	(e)	1.67%	1.51%		1.52%	1.52%	1.62%
Ratio of net investment income (loss) to
average net assets	(0.31)%	(e)	0.32%	(0.11)%		(0.07)%	(0.13)%	(0.37)%
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement	(0.31)%	(e)	0.32%	(0.11)%		(0.11)%	(0.17)%	(0.49)%
Portfolio turnover rate	13.90%		16.04%	45.94%		12.45%	28.98%	32.63%

(a) Redemption fees resulted in less than $0.005 per share.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) On August 31, 2007, the expense limitation agreement between the Fund and the Advisor expired.
Effective September 1, 2007 the Fund no longer had an expense limitation.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

IMS Strategic Income Fund
Financial Highlights
For a Fund share outstanding throughout each period

	Six Months ended		For the fiscal years ended June 30,
	December 31, 2009
	(Unaudited)		2009	2008	2007	2006		2005

Selected Per Share Data
Net asset value, beginning of period	$ 5.34		$ 8.88	$ 11.44	$ 10.63	$ 10.36		$ 10.50

Income from investment operations
Net investment income (loss)	0.29		0.67	0.88	0.80	0.68		0.71
Net realized and unrealized gain (loss)
on investments	1.24		(3.51)	(2.32)	0.83	0.31		0.25
Total from investment operations	1.53		(2.84)	(1.44)	1.63	0.99		0.96

Less Distributions to shareholders:
From net investment income	(0.28)		(0.69)	(0.89)	(0.77)	(0.72)		(0.69)
From net realized gain	-		-	(0.23)	(0.05)	-	(a)	(0.41)
Tax return of capital	-		(0.01)	-	-	-		-
Total distributions	(0.28)		(0.70)	(1.12)	(0.82)	(0.72)		(1.10)

Paid in capital from redemption fees (b)	-		-	-	-	-		-

Net asset value, end of period	$ 6.59		$ 5.34	$ 8.88	$ 11.44	$ 10.63		$ 10.36

Total Return (c)	29.16%	(d)	-32.44%	-13.33%	15.78%	9.90%		9.35%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 41,244		$ 33,877	$ 81,981	$106,151	$ 67,911		$ 64,012
Ratio of expenses to average net assets	2.05%	(e)	1.77%	1.59%	1.59%	1.57%		1.64%
Ratio of expenses to average net assets
before waiver & reimbursement	2.05%	(e)	1.83%	1.59%	1.59%	1.57%		1.64%
Ratio of net investment income (loss) to
average net assets	9.49%	(e)	10.58%	8.76%	7.20%	6.69%		6.83%
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement	9.49%	(e)	10.52%	8.76%	7.20%	6.69%		6.83%
Portfolio turnover rate	226.63%		91.23%	53.00%	135.38%	90.14%		110.64%

(a) Capital gains distributed amounted to less than $0.005 per share.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

IMS Dividend Growth Fund
Financial Highlights
For a Fund share outstanding throughout each period

	Six Months ended		For the fiscal years ended June 30,
	December 31, 2009
	(Unaudited)		2009		2008	2007	2006	2005

Selected Per Share Data
Net asset value, beginning of period	$ 7.38		$ 11.29		$ 14.33	$ 12.67	$ 12.29	$ 12.30

Income from investment operations
Net investment income (loss)	0.02		0.08		0.25	0.24	0.12	(0.05)
Net realized and unrealized gain (loss)
on investments	1.21		(3.11)		(1.98)	1.76	0.64	0.35
Total from investment operations	1.23		(3.03)		(1.73)	2.00	0.76	0.30

Less Distributions to shareholders:
From net investment income	(0.03)		(0.20)		(0.23)	(0.14)	(0.09)	-
From net realized gain	-		(0.68)		(1.08)	(0.20)	(0.21)	(0.31)
Tax return of capital	-		-	(a)	-	-	(0.08)	-
Total distributions	(0.03)		(0.88)		(1.31)	(0.34)	(0.38)	(0.31)

Paid in capital from redemption fees (b)	-		-		-	-	-	-

Net asset value, end of period	$ 8.58		$ 7.38		$ 11.29	$ 14.33	$ 12.67	$ 12.29

Total Return (c)	16.67%	(d)	-26.27%		-12.84%	16.00%	6.23%	2.37%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 10,760		$ 10,362		$ 18,123	$ 20,153	$ 19,925	$ 23,242
Ratio of expenses to average net assets	2.58%	(e)	2.28%		1.89%	1.92%	1.96%	1.96%
Ratio of expenses to average net assets
before waiver & reimbursement	2.58%	(e)	2.28%		1.89%	1.92%	1.96%	1.96%
Ratio of net investment income (loss) to
average net assets	0.60%	(e)	0.65%		2.08%	1.75%	1.00%	(0.48)%
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement	0.60%	(e)	0.65%		2.08%	1.75%	1.00%	(0.48)%
Portfolio turnover rate	125.00%		45.66%		59.66%	54.62%	55.15%	90.75%

(a) Distributions amounted to less than $0.005 per share in each period.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

IMS Family of Funds

Notes to the Financial Statements

December 31, 2009

(Unaudited)

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) and the IMS Dividend Growth Fund (the “Dividend Growth Fund”) were organized as non-diversified series of the Trust on June 6, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Income Fund and the Dividend Growth Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The Dividend Growth Fund changed its name from the IMS Strategic Allocation Fund effective September 1, 2009. The investment objective of the Value Fund is to provide long-term growth from capital appreciation, dividends and interest. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Reverse Convertible Notes - The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Federal Income Taxes - The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the six months ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2005.

IMS Family of Funds

Notes to the Financial Statements

December 31, 2009

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid or fair valued bonds, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions -The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Subsequent Events- In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through March 1, 2010, the date the financial statements were issued, and determined there were no material subsequent events.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

IMS Family of Funds

Notes to the Financial Statements

December 31, 2009

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, closed-end funds, real estate investment trusts, income trusts, warrants, and preferred and convertible preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as restructuring settlements and liquidation proceeds in determining the fair value of such Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, certificates of deposit, reverse convertible notes, U.S. government securities and U.S. government agency securities, and foreign bonds denominated in US dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, the outcomes of restructuring discussions and the value of secured assets designated as collateral, discussions with underwriters regarding the sales of assets and the payment of past interest due and face value of the bond, bids or market trading in active markets, pricing of similar maturity and rated bonds, issuers calling other issued bonds, restructuring settlements and liquidation proceeds, and the financial condition of the issuer in determining the fair value of such Level 3 securities.

IMS Family of Funds

Notes to the Financial Statements

December 31, 2009

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Value Fund’s investments as of December 31, 2009:

Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 74,061,737	$ -	$ -	$ 74,061,737

Real Estate Investment Trusts	1,878,092	-	-	1,878,092

Total	$ 75,939,829	$ -	$ -	$ 75,939,829

*Refer to the Schedule of Investments for industry classifications.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

IMS Family of Funds

Notes to the Financial Statements

December 31, 2009

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Income Fund’s investments as of December 31, 2009:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 11,488,028	$ -	$ 7,353	$11,495,381

Real Estate Investment Trusts	2,028,078	-	-	2,028,078

Preferred Securities	3,392,772	-	835,491	4,228,263

Income Trusts	581,099	-	-	581,099

Corporate Bonds	-	10,943,579	850,000	11,793,579

Restricted Corporate Bonds	-	1,550,000	3,379,400	4,929,400

Corporate Bonds - Asset-Backed Securities	-	-	952,046	952,046

Reverse Convertible Notes	-	1,164,780	-	1,164,780

Foreign Bonds Denominated in US Dollars	-	918,765	51,000	969,765

Restricted Foreign Bonds Denominated in US Dollars	-	1,461,375	-	1,461,375

Certificates of Deposit	-	-	49,665	49,665

Closed-End Mutual Funds	615,334	-	-	615,334

Warrants**	-	-	0	-

Money Market Securities	1,451,788	-	-	1,451,788

Total	$ 19,557,099	$ 16,038,499	$ 6,124,955	$41,720,553

*Refer to the Schedule of Investments for industry classifications.
**The warrant held by the Fund is fair valued at $0 and therefore would be a Level 3 security.

IMS Family of Funds

Notes to the Financial Statements

December 31, 2009

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2009	Realized gain (loss)	(Amortization) / Accretion	Change in unrealized appreciation (depreciation)	Net purchases (sales)	Transfers in and/or out of Level 3	Balance as of December 31, 2009

Common Stocks	$ -	$ -	$ -	$ -	$ -	$ 7,353	$ 7,353

Preferred Securities	949,669	-	-	(261,178)	-	147,000	835,491

Corporate Bonds	1,806,000	(62,738)	10,189	6,549	(910,000)	-	850,000

Restricted Corporate Bonds	3,937,375	-	2,543	(435,518)	-	(125,000)	3,379,400

Corporate Bonds - Asset-Backed Securities	598,000	-	(1,147)	355,193	-	-	952,046

Foreign Bonds Denominated in US Dollars	451,000	-	-	112,000	-	(512,000)	51,000

Certificates of Deposit	49,665	-	-	-	-	-	49,665

Total	$ 7,791,709	$ (62,738)	$ 11,585	$ (222,954)	$ (910,000)	$ (482,647)	$ 6,124,955

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at December 31, 2009 was $(2,119,583).

Total Change in Unrealized Appreciation (Depreciation)

Common Stocks	$ (112,417)

Preferred Securities	(2,192,786)

Corporate Bonds	(244)

Restricted Corporate Bonds	(217,145)

Corporate Bonds - Asset-Backed Securities	403,009

Total	$ (2,119,583)

IMS Family of Funds

Notes to the Financial Statements

December 31, 2009

(Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of

December 31, 2009:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stock*	$ 9,869,759	$ -	$ -	$ 9,869,759

Real Estate Investment Trusts	299,969	-	-	299,969

Money Market Securities	151,753	-	-	151,753

Corporate Bonds	-	270	236,600	236,870

Total	$ 10,321,481	$ 270	$ 236,600	$10,558,351

*Refer to the Schedule of Investments for industry classifications.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Dividend Growth Fund:

	Balance as of June 30, 2009	Realized gain (loss)	(Amortization) / Accretion	Change in unrealized appreciation (depreciation)	Net purchases (sales)	Transfers in and/or out of Level 3	Balance as of December 31, 2009

Corporate Bonds	$ 248,560	$ -	$ 5,729	$ (17,689)	$ -	$ -	$ 236,600

Restricted Corporate Bonds	134,250	(27,295)	194	12,851	(120,000)	-	-

Total	$ 382,810	$ (27,295)	$ 5,923	$ (4,838)	$(120,000)	$ -	$ 236,600

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at December 31, 2009 was $(11,960).

Total Change in Unrealized Appreciation (Depreciation)

Corporate Bonds	$ (11,960)

Total	$ (11,960)

IMS Family of Funds

Notes to the Financial Statements

December 31, 2009

(Unaudited)

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned during the six months ended December 31, 2009, and the amounts due the Advisor at December 31, 2009.

	Value Fund	Income Fund	Dividend Growth Fund

Management fee (as a precent of
average net assets)	1.21%	1.26%	1.26%

Management fees earned	$ 474,184	$ 244,294	$ 66,183

Payable to Advisor	$ 77,827	$ 44,018	$ 11,512

Any waiver or reimbursement of organizational or operating expenses by the Advisor is subject to repayment by the applicable Fund in the first, second and third fiscal years following the year in which any such reimbursement or waiver occurred, if the Fund is able to make the payment without exceeding the expense limitations in place at the time of the waiver. The amounts subject to repayment by the Value Fund, at June 30, 2009, are as follows:

		To be repaid
Fund	Amount	by June 30,

Value Fund	$ 68,622	2010
	7,384	2011

The above amounts cannot be repaid if the payments result in the expense ratio of the Value Fund exceeding 1.48%. Each Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. Please see the chart below for information regarding the fees earned by Unified and the Custodian during the six months ended December 31, 2009 and the amounts due Unified and the Custodian at December 31, 2009.

	Value Fund	Income Fund	Dividend Growth Fund

Administration expenses	$ 106,299	$ 56,432	$ 16,245

Reimbursement of out-of-pocket
expenses	$ 43,293	$ 19,193	$ 15,435

Custodian expenses	$ 22,631	$ 14,930	$ 2,047

Payable to Unified	$ 31,281	$ 10,953	$ 2,421

Payable to Custodian	$ 1,308	$ 1,526	$ 199

Foreside Distribution Services, LP (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the six months ended December 31, 2009.

IMS Family of Funds

Notes to the Financial Statements

December 31, 2009

(Unaudited)

NOTE 5. INVESTMENTS

For the six months ended December 31, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund
Purchases
U.S. Government Obligations	$ -	$ -	$ -
Other	10,673,595	79,587,878	13,425,866
Sales
U.S. Government Obligations	$ -	$ -	$ -
Other	24,218,994	80,276,579	11,452,993

As of December 31, 2009, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund
Gross Appreciation	$ 11,046,815	$ 1,332,062	$ 860,365
Gross (Depreciation)	(6,016,005)	(9,900,567)	(275,747)

Net Appreciation (Depreciation)
on Investments	$ 5,030,810	$ (8,568,505)	$ 584,618

Tax Cost	$ 70,909,019	$ 50,289,058	$ 9,973,733

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2009, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 46.13% of the Value Fund, 46.70% of the Income Fund, and 71.76% of the Dividend Growth Fund. As a result, National Financial may be deemed to control each Fund.

IMS Family of Funds

Notes to the Financial Statements

December 31, 2009

(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. On December 29, 2008, the Value Fund paid a long-term capital gain distribution of $1.6374 per share to shareholders of record on December 26, 2008.

The tax characterization of distributions for the fiscal years ended June 30, 2009 and 2008 was as follows:

Distributions paid from:	2009	2008
Ordinary Income	$ -	$ -
Short-term Capital Gain	-	-
Long-term Capital Gain	10,699,369	7,563,434
	$ 10,699,369	$ 7,563,434

On December 28, 2009, the Value Fund paid an income distribution of $0.0509 per share or $286,472 to shareholders of record on December 24, 2009.

Income Fund. For the fiscal year ended June 30, 2009, the Income Fund paid monthly income distributions totaling $0.7000 per share.

The tax characterization of distributions for fiscal years ended June 30, 2009 and 2008 was as follows:

Distributions paid from:	2009	2008
Ordinary Income	$ 5,206,726	$ 9,040,489
Short-term Capital Gain	-	1,523,198
Long-term Capital Gain	-	818,527
Return of Capital	64,566	-
	$ 5,271,292	$ 11,382,214

For the six months ended December 31, 2009, the Income Fund paid monthly income distributions totaling $0.2800 per share or $1,752,922.

Dividend Growth Fund. On December 29, 2008, the Dividend Growth Fund (formerly, the Allocation Fund) paid a long-term capital gain distribution of $0.6767 per share and an income distribution of $0.2024 per share to shareholders of record on December 26, 2008.

The tax characterization of distributions for the fiscal years ended June 30, 2009 and 2008 was as follows:

	2009	2008
Ordinary Income	$ 280,950	$ 332,171
Short-term Capital Gain	-	41,575
Long-term Capital Gain	939,322	1,501,415
	$ 1,220,272	$ 1,875,161

IMS Family of Funds

Notes to the Financial Statements

December 31, 2009

(Unaudited)

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - continued

On December 17, 2009, the Dividend Growth Fund paid an income distribution of $0.0300 per share or $37,896 to shareholders of record on December 14, 2009.

As of June 30, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value	Income	Dividend Growth
	Fund	Fund	Fund

Undistributed ordinary income	$ 286,802	$ -	$ -
Capital Loss Carryforward	(11,977,663)	(8,724,935)	(1,252,850)
Unrealized appreciation (depreciation)	(23,783,710)	(42,306,727)	(4,653,685)
	$ (35,474,571)	$ (51,031,662)	$ (5,906,535)

As of June 30, 2009, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses.

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At June 30, 2009, for federal income tax purposed, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

			Dividend Growth
	Value Fund	Income Fund	Fund
Expires on June 30, 2016	$ -	$ 1,678,970	$ -
Expires on June 30, 2017	11,977,663	7,045,965	1,252,850
	11,977,663	8,724,935	1,252,850

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. RESTRICTED AND ILLIQUID SECURITIES

The Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. At December 31, 2009, the aggregate value of such securities amounted to $6,390,775 and value amounts to 15.50% of the net assets of the Income Fund. Of the restricted securities owned by the Income Fund, 47% are valued using quoted market prices. The other 53% are valued according to fair valuation procedures approved by the Trust. It is possible that the quoted market prices may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

The Income Fund also holds several securities which are considered to be illiquid, as determined by the Advisor. Of the total portfolio, $5,018,556, or 12.17% of net assets, is deemed to be illiquid as of December 31, 2009.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

DISTRIBUTOR

Foreside Distribution Services, LP

690 Taylor Rd. Ste. 150

Gahanna, OH 43230

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of February 18, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*     /s/ Melissa K. Gallagher

Melissa K. Gallagher, President

Date	03/05/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*     /s/ Melissa K. Gallagher

Melissa K. Gallagher, President

Date	03/05/2010

By

* Christopher E. Kashmerick

Christopher E. Kashmerick, Treasurer

Date	03/05/2010